LVIP Delaware REIT Fund
Supplement Dated March 16, 2023 to the Summary Prospectus Dated May 1, 2022

This Supplement updates certain information in the Summary Prospectus for the LVIP Delaware REIT Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectus for the Fund are effective March 16, 2023.

I.	The Fund’s name is changed to “LVIP Delaware U.S. REIT Fund.” All references regarding the Fund’s name are updated accordingly.

II.	The following disclosure is revised within the Principal Investment Strategy on page 2 under the Summary section:

Under normal circumstances, at least 80% of its assets in investments that give exposure to U.S. REITs. The Fund, under normal circumstances, will invest at least 80% of its assets in investments that give exposure to U.S. real estate investment trusts (REITs) (80% policy).

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS

AND OTHER IMPORTANT RECORDS